UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2020

Rexahn Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34079	11-3516358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15245 Shady Grove Road, Suite 455 Rockville, MD	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (240) 268-5300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	REXN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Special Meeting of Stockholders (the “Special Meeting”) of Rexahn Pharmaceuticals, Inc. (the “Company”) held on November 2, 2020, the Company’s stockholders approved the Ocuphire Pharma, Inc. 2020 Equity Incentive Plan (the “Ocuphire 2020 Plan”). The Ocuphire 2020 Plan had previously been approved by the Company’s board of directors, subject to stockholder approval. The Ocuphire 2020 Plan will become effective on the date of the closing of the transactions contemplated by that certain Agreement and Plan of Merger and Reorganization, dated June 17, 2020, by and among the Company, Razor Merger Sub, Inc. and Ocuphire Pharma, Inc. (“Ocuphire”), as amended by that certain First Amendment to Agreement and Plan of Merger and Reorganization, dated June 29, 2020 (as amended, the “Merger Agreement”).  Upon effectiveness of the Ocuphire 2020 Plan, (i) 4,000,000 new shares of the Company’s common stock, par value $0.0001 (the “Common Stock”), will be reserved for issuance and (ii) up to 4,252,985 additional shares of Common Stock may be issued, consisting of (A) shares that remain available for the issuance of awards under the Rexahn Pharmaceuticals, Inc. 2013 Stock Option Plan (as amended and restated, the “Rexahn 2014 Plan”) and the Rexahn Pharmaceuticals Stock Option Plan, as amended (the “Rexahn 2003 Plan,” and together with the Rexahn 2013 Plan, the “Prior Plans”), and (B) shares of Common Stock subject to outstanding stock options or other awards covered by the Prior Plans that have been cancelled or expire on or after the date that the Ocuphire 2020 Plan becomes effective.

For a description of the Ocuphire 2020 Plan, please refer to “Proposal No. 4: Approval of the Adoption of the Ocuphire 2020 Plan” in the Company’s prospectus/definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 2, 2020 (the “Proxy Statement”), which description is incorporated herein by reference. The description of the Ocuphire 2020 Plan is subject to and qualified in its entirety by reference to the Ocuphire 2020 Plan, which will be filed as an exhibit to a Current Report on Form 8-K following effectiveness of the Ocuphire 2020 Plan.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As of September 25, 2020, the record date for the Special Meeting, there were 4,483,198 shares of Common Stock issued and outstanding and entitled to vote on the proposals presented at the Special Meeting. At the Special Meeting, 3,338,233 shares of Common Stock, or approximately 74.46% of the outstanding Common Stock entitled to vote, were represented by proxy or in person.

Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Special Meeting.

Proposal 1. Approval of the Issuance of Common Stock in the Merger and Resulting Change of Control of the Company

The Company’s stockholders approved the proposal to issue shares of Common Stock to stockholders of Ocuphire pursuant to the terms of the Merger Agreement, and the change of control of the Company resulting from the merger under The Nasdaq Stock Market LLC rules. The voting on this proposal is set forth below:

For	Against	Abstentions	Broker Non-Votes
1,497,055	116,477	24,543	1,700,158

Proposal 2. Approval of the Amendment to the Certificate of Incorporation to Effect the Reverse Stock Split

The Company's stockholders approved the proposal to amend the amended and restated certificate of incorporation of the Company, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of the Common Stock, at a ratio within the range of 1-for-3 to 1-for-5, with such specific ratio to be approved by the Company's board of directors. The voting on this proposal is set forth below:

For	Against	Abstentions	Broker Non-Votes
2,915,886	393,063	29,284	-

Proposal 3. Approval of the Amendment to the Certificate of Incorporation to Effect the Corporate Name Change

The Company's stockholders approved the proposal to amend the Certificate of Incorporation to change the corporate name of the Company from “Rexahn Pharmaceuticals, Inc.” to “Ocuphire Pharma, Inc.” The voting on this proposal is set forth below:

For	Against	Abstentions	Broker Non-Votes
3,086,313	212,300	39,617	-

Proposal 4. Approval of the Ocuphire Pharma, Inc. 2020 Equity Incentive Plan

The Company's stockholders approved the proposal to adopt the Ocuphire 2020 Plan. The voting on this proposal is set forth below:

For	Against	Abstentions	Broker Non-Votes
990,782	615,853	31,440	1,700,158

Proposal 5. Approval of the Issuance of Shares of Common Stock in Connection with the Pre-Merger Financing

The Company’s stockholders approved the proposal to issue (i) shares of Common Stock upon the exercise of warrants to be issued in the pre-merger financing, and (ii) additional shares of Common Stock that may be issued following the closing of the pre-merger financing, in each case pursuant to that certain Amended and Restated Securities Purchase Agreement, dated as of June 29, 2020, by and among the Company, Ocuphire and the investors party thereto, and as required by and in accordance with Nasdaq Listing Rule 5635. The voting on this proposal is set forth below:

For	Against	Abstentions	Broker Non-Votes
1,461,486	150,381	26,208	1,700,158

Proposal 6. Approval of Adjournment of the Special Meeting

The Company’s stockholders approved the proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 1, 2, 3, 4 or 5. The voting on this proposal is set forth below:

For	Against	Abstentions	Broker Non-Votes
2,990,636	309,556	38,041	-

Adjournment of the Special Meeting was not necessary or appropriate because there were sufficient votes in favor of Proposal Nos. 1, 2, 3, 4 and 5.

Item 8.01	Other Events.

On November 2, 2020, the Company announced voting results relating to the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Press release issued by Rexahn Pharmaceuticals, Inc. dated November 2, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REXAHN PHARMACEUTICALS, INC.

Date: November 3, 2020	/s/ Douglas J. Swirsky
Douglas J. Swirsky
President and Chief Executive Officer